UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.)

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Definitive Information Statement

SMTP, Inc.

(Name of Registrant as Specified in its Charter)

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INFORMATION STATEMENT

SMTP, INC.

April 29, 2011

Dear Fellow Stockholder:

The 2011 Annual Meeting of Stockholders of SMTP, Inc. will be held at 10:00 a.m., Eastern Standard Time, on Wednesday, May 25, 2011, at the offices of SMTP, Inc., 95 Fulkerson Street, Cambridge, Massachusetts 02141. The attached notice of Annual Meeting and Information Statement describes the items currently anticipated to be acted upon by the stockholders at the Annual Meeting. Please note that the Board of Directors is not soliciting proxies from the holders of shares of common stock in connection with the Annual Meeting.

One of the purposes of the Information Statement is to give you important information regarding SMTP’ Board of Directors and executive management. We urge you to read the Information Statement carefully.

Sincerely,

/s/ Semyon Dukach

Semyon Dukach

Chief Executive Officer

SMTP, INC.
95 Fulkerson Street
Cambridge, Massachusetts 02141

NOTICE OF ANNUAL MEETING

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of SMTP, Inc. to be held at 10:00 a.m., Eastern Standard Time, on Wednesday, May 25, 2011, at the offices of SMTP, Inc., 95 Fulkerson Street Cambridge, Massachusetts 02141.

This Information Statement is being delivered in connection with the following matters:

1.

To elect five (5) Directors to the Board of Directors to serve until the 2012 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.

To approve an amendment to paragraph 4 of SMTP’s 2010 Stock Incentive Plan (the “Plan”) to increase the number of shares of SMTP common stock available for issuance under the Plan from 1,360,000 to 2,500,000;

3.

To ratify the appointment McConnell & Jones, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

4.

To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Semyon Dukach, our chief executive officer, who holds approximately 97.11% of our outstanding Common Stock as of April 22, 2011 (the “Record Date”), has indicated that he intends to vote in favor of electing the proposed slate of directors, approving the amendment to SMTP’s 2010 Stock Incentive Plan, and ratifying the appointment of SMTP’s independent registered public accounting firm. Therefore, the proposals will be assured of receiving the required vote and will be approved at the Annual Meeting and will become effective immediately following the Annual Meeting.

By Order of the Board of Directors,

/s/ Semyon Dukach

Semyon Dukach

Chairman of the Board

Date: April 29, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

SMTP, INC.
95 Fulkerson Street
Cambridge, Massachusetts 02141

INFORMATION STATEMENT FOR THE 2011 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD MAY 25, 2011

General

This Information Statement is being distributed in connection with the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTP, Inc., a Delaware corporation (“Company,” “we”, “our”, “us” or other words of similar import), to be held at our offices located at 95 Fulkerson Street Cambridge, Massachusetts 02141 on May 25, 2011, at 10:00 a.m., Eastern Standard Time.

This Information Statement includes information relating to the proposals to be voted on at the Annual Meeting, the voting process, compensation of directors and our most highly paid officers, and other required information.

This Information Statement is being furnished to our stockholders for informational purposes only, and we will bear all of the costs of the preparation and dissemination of this Information Statement. Each person who is receiving this Information Statement also is receiving a copy of our Annual Report on Form 10-K for the year ended December 31, 2010. We intend to commence distribution of this Information Statement, together with the notice and any accompanying materials, on or about April 29, 2011.

Our Board of Directors has approved, and has recommended that the stockholders approve, the following proposals (collectively, the “Proposals”):

1.

The election of the slate of five (5) directors proposed by our board of directors to serve until the next annual meeting of stockholders and until their respective successors are chosen and qualified;

2.

The approval of an amendment to paragraph 4 of our 2010 Stock Incentive Plan (the “Plan”) to increase the number of shares of our common stock available for issuance under the Plan from 1,360,000 to 2,500,000;

3.

The ratification of the selection of McConnell & Jones, LLP as our Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2011; and

4.

Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Information Statement Materials for the Annual Meeting of Stockholders to be Held on May 25, 2011.

1.

This Information Statement and our Annual Report on Form 10-K for the year ended December 31, 2010 is available on the U.S. Securities and Exchange Commission’s Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding our Company.

2.

The following materials are available on the Company-Investor Relations page of the Company’s website (http://www.smtp.com):

a.

Notice of Annual Meeting

b.

Information Statement

c.

Annual Report on Form 10-K

3.

If you do not have access to the Internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary, at SMTP, Inc., 95 Fulkerson Street Cambridge, Massachusetts 02141.

4.

If you wish to attend the Annual Meeting and need directions, please contact us at 617-500-8635.

Voting

The Board of Directors has selected the close of business on April 22, 2011 (the “Record Date”) as the time for determining the holders of record of our Common Stock, par value $0.001 per share (the “Common Stock”), entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Shares of Common Stock outstanding on the record date are the only securities that entitle holders to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote per share on all matters to be presented at the Annual Meeting.

Our chief executive officer, Semyon Dukach (the “Consenting Stockholder”) owns a total of 13,440,000 shares, or approximately 97.11% of our total voting power. Because the Consenting Stockholder has indicated that he will vote in favor of all of the Proposals and because the Consenting Stockholder controls more than a majority of the voting power, the Proposals are assured of receiving the required vote and being adopted and, thus, we are not soliciting any proxies from holders of the Common Stock.

Stockholders attending the Annual Meeting are welcome to vote at the Annual Meeting and may address any matters that may properly come before the Annual Meeting.

How Many Shares of SMTP Common Stock Were Outstanding as of the Record Date?

As of the record date, 13,840,000 shares of our Common Stock were issued and outstanding. Each share owned entitles the holder to one vote for each share so held. A list of our Stockholders entitled to vote is available at our executive offices at 95 Fulkerson Street Cambridge, Massachusetts 02141. The telephone number of our executive offices is 617-500-8635.

How Many Shares Are Needed to Constitute a Quorum at the Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the voting power are necessary to constitute a quorum at the Annual Meeting. However, the stockholders present at the Annual Meeting may adjourn the Annual Meeting despite the absence of a quorum.

What Vote is Required to Approve the Proposals?

A plurality of the votes cast is required to elect directors. For all of the other Proposals, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy is required to approve the other Proposals. Abstentions will have the same effect as votes against the Proposals, although abstentions will count toward the presence of a quorum.

Why Isn’t SMTP Required to Solicit Proxies for the Proposals?

As indicated above, the Consenting Stockholder has indicated he will vote in favor of the Proposals, thereby ensuring that such Proposals will be adopted. Therefore, the solicitation of proxies is not necessary and, in order to eliminate the costs and management time involved, our Board of Directors has decided not to solicit proxies.

When Will Each Proposal Become Effective?

The Proposals will be effective immediately following the completion of the Annual Meeting, which is at least 20 days after the mailing of this Information Statement. We are mailing this Statement on or about April 29, 2011 and will hold our Annual Meeting on May 25, 2011.

How Can Stockholders Participate in the Meeting?

Each stockholder of record as of the record date can participate in the Annual Meeting personally or through another person or persons designated to act for such stockholder by proxy.

How Will Our Stockholders Know When the Proposals are Effective?

Those stockholders that attend the Annual Meeting will be notified then of the effectiveness of the Proposals. In addition, we intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

How many copies of this Information Statement will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Information Statement to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of this Information Statement to a security holder at a shared address to which a single copy of this Information Statement was delivered, on written or oral request. Requests for copies of the Information Statement or requests to cease householding in the future should be directed to SMTP, Inc., 95 Fulkerson Street Cambridge, Massachusetts 02141. Telephone 617-500-8635. If you share an address with another stockholder and wish to receive a single copy of this Information Statement, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional Information Statement Materials or other Company materials?

Copies of the Company’s SEC filings are available under the Company-Investor Relations page of the Company’s website at www.smtp.com. Any stockholder desiring additional Information Statement materials, a copy of any other document incorporated by reference in this Information Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to SMTP, Inc., 95 Fulkerson Street Cambridge, Massachusetts 02141. Telephone 617-500-8635.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.smtp.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Information Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

Who Will Pay for the Costs Associated with this Information Statement?

We will pay all costs associated with distributing this Information Statement, including the costs of printing and mailing.

No additional action is required by you in connection with the Proposals. However, Section 14(c) of the Securities Exchange Act of 1934 requires the mailing to our stockholders of the information set forth in this Information Statement at least twenty (20) days prior to the earliest date on which the corporate action may be taken.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of five directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

The names of our directors, including the five nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

Identity and Business Experience of Directors

			Year First
			Elected
Name	Age	Biographical Information	Director

Semyon Dukach	42

Semyon Dukach has been chairman of the board of directors, chief executive officer, principal accounting officer and secretary since October 2002. Mr. Dukach was our President and Chief Operating Officer until July 2010. Mr. Dukach is also a board member of Global Cycle Solutions, Inc. and Terrafugia, Inc. Previously, Mr. Dukach founded GottaFlirt, Inc., Vert, Inc. and Fast Engines, Inc. He was a Senior Vice President at Adero, Inc. after it acquired Fast Engines, Inc. from him in 2000 and he was also a Senior Vice President at North American Media Engines from 1995 to 1997. Mr. Dukach received his undergraduate degree from Columbia University in Computer Science and his Masters degree from MIT, where he authored the Simple Network Payment Protocol, which was one of the earliest ways to transfer money on the Internet. While at MIT, Mr. Dukach published early research on electronic commerce in 1992 and on virtual worlds in 1989. While attending MIT, Mr. Dukach was a member of the MIT Blackjack Team which successfully used card counting techniques to beat casinos at blackjack.

			2002

Vadim Yasinovsky	51	Vadim Yasinovsky has been a director since July 2010. Mr. Yasinovsky is CEO of PDFFiller.com. Previously, he was Chief Technology Officer at FurnitureFan.com, an owner at ClearWeb.com and President and CEO of Clear Software, Inc. which was sold to SPSS, Inc. Mr. Yasinovskys’ qualifications to serve on our board of directors include his knowledge of software design and development, strategic technology evaluation and technology innovation.	2010

Matt Mankins	35	Matt Mankins has been a director since July 2010. Mr. Mankins is Chief Technology Officer of The Faster Times. Previously, he was the original founder of our company, co-inventor of WebMail, a co-founder of Vert, Inc. and researcher at MIT Media Lab. Mr. Mankins’ qualifications to serve on our board of directors include his knowledge of our company, industry and email technologies.	2010
Brad Harkavy	46

Brad Harkavy has been a director since July 2010. Mr. Harkavy is President of Harkador Partners where he offers part-time CEO services and develops business models and business strategies for his start-up clients. Previously, he was the former CEO of AkiTherm, Inc. where he wrote the business plan and negotiated university licensing rights for patented MEMS-based explosive detection technology.  Mr. Harkavy was also the CEO of Vert, Inc., the Emerging Company Business Manager at Teradyne, Inc. and a Product Marketing Manager at GSI Lumonics, Inc.  Mr. Harkavy has a  VSEE from Carnegie Mellon University. Mr. Harkavys’ qualifications to serve on our board of directors include his knowledge of business development, technology licensing, software development and product marketing.

			2010

John (Rens) Troost	43

John (Rens) Troost has been a director since July 2010. Mr. Troost is a partner and Chief Technology Officer at Virtual Clarity. Previously, he was the Executive Director, Head of Platform Design and Core Technology Architecture at UBS, AG, managing partner at Surgam Technology Partners, Chief Technology Officer at NAME, Inc., Manager of Systems and Network Engineering at Moor Capital Management and Senior Systems Administrator at Lehman Brothers. Mr. Troost is a contributor to the development of the original standards for email attachments (MIME standard RFC). Mr. Troost has a degree from Columbia University.  Mr. Troosts’ qualifications to serve on our board of directors include his knowledge of email service technology, technology design and architecture and systems administration.

			2010

Transactions with Related Persons

In February 2010, our Company provided a loan of $100,000 at an annualized interest rate of 3% to Semyon Dukach, our chief executive officer.  The loan, plus $1,000 in interest, was repaid by Mr. Dukach in July 2010. Also, during the first six months of 2010, Mr. Dukach leased certain administrative facilities to our Company.  Rent expense on the facilities during the three months ended March 31, 2010 was $900.  In lieu of rental payments, our Company paid for certain repairs and maintenance on the facilities.  Additionally, our Company paid for additional repairs and maintenance and improvements on the facilities totaling $19,137 for the three months ended March 31, 2010, which was deemed compensation to Mr. Dukach.

Corporate Governance

Code of Ethics

Our Company has a Code of Ethics that applies to all of the Company’s employees, including its chief executive officer, principal accounting officer, and our board of directors. A copy of this Code is available for review on the Corporate Governance page of the Company’s website www.smtp.com. Requests for a copy of the Code of Ethics should be directed to the Corporate Secretary, c/o SMTP, Inc., 95 Fulkerson Street, Cambridge, Massachusetts 02141. The Company intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website or by filing a Form 8-K.

Audit Committee

We do not have a separately designated standing audit committee in place. Our full Board of Directors currently serves in that capacity. This is due to the small number of executive officers involved with our Company, and the fact that we operate with few employees. Our Board of Directors will continue to evaluate, from time to time, whether a separately designated standing audit committee should be put in place. We do not have an audit committee charter.

Our Board of Directors is comprised of Semyon Dukach, Vadim Yasinovsky, Matt Mankins, Brad Harkavy, and John (Rens) Troost. Our Company does not presently have an audit committee financial expert as that term is defined by the rules promulgated by the Securities and Exchange Commission. This is due to the small number of executive officers involved with our Company, and the fact that we operate with few employees.

Our audit committee has reviewed and discussed the audited financial statements with management and has discussed with its independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380),1 as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The audit committee has received the written disclosures and the letter from its independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with its independent accountant its independent accountant’s independence. Based on the review and discussions described above, the audit committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Compensation Committee

Our Board of Directors does not have a standing compensation committee or committee performing similar functions. This is due to the small number of executive officers involved with our Company, and the fact that we operate with few employees. The independent members of our board of directors currently participates in the consideration of executive officer and director compensation. We do not have an audit compensation charter. The independent members of our Board of Directors is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our full Board of Directors has the principal responsibility for the administration of our employee stock plan. Our Board of Directors will continue to evaluate, from time to time, whether it should appoint a standing compensation committee.

Executive officers who are also directors participate in determining or recommending the amount or form of executive and director compensation, but the ultimate determination of executive compensation is determined by the independent directors. Neither the board nor management utilizes compensation consultants in determining or recommending the amount or form of executive and director compensation.

Nominating Committee

Our Board of Directors does not have a nominating committee. This is due to the nominal size of our Board of Directors. Instead of having such a committee, our Board of Directors historically has searched for and evaluated qualified individuals to become nominees for membership on our Board of Directors. The directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships.

All of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified by members of our Board of Directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2012 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Information Statement under the heading “Stockholder Proposals for 2012 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•

The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•

The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•

The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•

A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

Director Independence

Although we are currently listed on the Over-the-Counter Bulletin Board, our Board has reviewed each of the directors’ relationships with the Company in conjunction with Section 121 of the listing standards of the NYSE Amex and has affirmatively determined that four of our directors, Vadim Yasinovsky, Matt Mankins, Brad Harkavy, and John (Rens) Troost, are independent directors in that they are independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of chairman of the Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Semyon Dukach, serves as our chief executive officer and chairman of the board of directors.  Mr. Dukach is responsible for the day-to-day leadership of the Company.  He also performs a variety of functions related to our corporate governance, including coordinating board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management.

Risk Oversight

The Board of Directors is actively involved in the oversight of risks, including strategic, operational and other risks, which could affect our business. The Board of Directors does not have a standing risk management committee, but administers this oversight function directly through the Board of Directors as a whole, which oversee risks relevant to their respective functions. The Board of Directors considers strategic risks and opportunities and administers its respective risk oversight function by evaluating management’s monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal board and committee meetings but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the board, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o SMTP, Inc., 95 Fulkerson Street, Cambridge, Massachusetts 02141. These communications will be delivered to the board, or any individual director, as specified.

Meetings of the Board and Committees

During 2010, there were no meetings of the Board of Directors. The Board of Directors acted at various times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of our knowledge, no officer, director and/or beneficial owner of more than 10% of our Common Stock, failed to file reports as required by Section 16(a) of the Exchange Act during the period covered by this report.

Executive Officers

Identity of Executive Officers and Significant Employees

Name	Age	Position and Experience

Semyon Dukach	42

Chairman of the Board, Chief Executive Officer, Principal Accounting Officer, Secretary.  Mr. Dukach’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Richard Harrison	53

President and Chief Operating Officer.

Mr. Harrison has been President and Chief Operating Officer since July 2010. Previously, Mr. Harrison was a Principal at Xactlyit, LLC, a consulting firm and was Vice President of Marketing at Computer Associates and held various executive level positions at Adlex, Verbind, Netcom, Motorola and Wang Labs. Mr. Harrison received his Bachelor of Science and Masters of Business Administration from the University of Rhode Island.

William Heath Morrison	32

Vice President of Engineering.

William Heath Morrison has been Vice President of Engineering since January 2009. Previously, Mr. Morrison was a freelance programmer, a Game Programmer for Fountainhead Entertainment and a Programming Lead for EMUmail, our predecessor company, a Programmer for USite.net and a Web Programmer for Gleim Publications. Mr. Morrison received his Bachelor of Science in Physics degree from the University of Central Florida.

Executive Compensation.

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2010 and 2009.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Semyon Dukach(1)	2010	104,167	262,963	-0-	-0-		-0-	-0-	-0-	367,130
Chief Executive Officer	2009	430,823	-0-	-0-	-0-		-0-	-0-	-0-	430,823
Richard Harrison(2)	2010	74,375	17,929	-0-	$ 13,049	(4)(5)	-0-	-0-	-0-	105,353
President and Chief Operating Officer	2009	-0-	-0-	-0-	-0-		-0-	-0-	-0-	0

Heath Morrison(3)	2010	100,625	7,000	-0-	-0-		-0-	-0-	-0-	107,625
Vice President of Technology	2009	100,000	8,333	-0-	-0-		-0-	-0-	$-0-	108,333

1.

Pursuant to a verbal agreement, Mr. Dukach is paid a salary of $100,000 per year and is entitled to an annual bonus to be determined at the sole discretion of the Board of Directors, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. Mr. Dukach’s 2009 compensation includes $133,333 in salary and $297,490 in management fees.

2.

Mr. Harrison was appointed to serve as our President and Chief Operating Officer on July 1, 2010. Under the terms of a written agreement, Mr. Harrison is paid a salary of $175,000 per year and is entitled to a bonus based upon achieving certain sales milestones, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. In addition, Mr. Harrison was granted options to purchase 960,000 shares at $0.25.

3.

Under the terms of a verbal agreement, Mr. Morrison is paid a salary of $105,000 per year and is entitled to reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. Mr. Morrison is also entitled to a bonus which is determined by our Chief Executive Officer and is based on our general corporate results and Mr. Morrisons’ individual performance. There is no formula or specific criteria used to determine whether he is paid a bonus or the amount of any bonus. Mr. Morrison’s 2009 compensation includes $50,000 in salary and $50,000 in compensation received as a contractor prior to full-time employment.

4.

These amounts reflect the aggregate full grant date fair values (computed in accordance with FASB ASC Topic 718) of options granted to executives during the respective fiscal years. The total aggregate grant date fair value was $150,329, as determined using the Black-Scholes pricing model. The Black-Scholes option pricing model has assumptions for risk free interest rates, dividends, stock volatility and expected life of an option grant. The risk free interest rate is based upon market yields for US Treasury debt securities at a maturity near the term remaining on the option. We have not paid any dividends, so there was no dividend rate used in the calculation. The stock volatility factor is based on management’s estimate of the volatility of our stock price. The expected life of an option grant is based on management’s estimate as no options have been exercised under the stock incentive plan yet. The fair value of each option grant to employees is calculated by the Black-Scholes method and is recognized as compensation expense over the vesting period of each stock option award. For stock options issued, the fair value was estimated at the date of grant using the following range of assumptions: The options vest over a period of 48 months and have an expected life of 6.25 years, with volatility of 68%, risk free interest rate of 1.79%, and dividend yield of 0%. No estimate of forfeitures was made as the Company has a short history of granting options.

5.

The options granted to Mr. Harrison expire on August 1, 2020. The options vest over a period of 48 months at the rate of 16,666 per month during the first 24 months, commencing on August 1, 2010, and 23,333 per month during the second 24 months, commencing on August 1, 2012.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Outstanding Equity Awards At Fiscal Year-End

The following table shows certain information regarding outstanding equity awards at December 31, 2010 for the named executive officers, all of which were stock options.

Number of
	Shares	Number of Shares
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options (#)	Options (#)	Exercise Price	Option
Name	Exercisable	Unexercisable	($)	Expiration Date	Note

Richard Harrison	83,330	876,670	0.25	8/1/2020	(1)

(1)

The options vest over a period of 48 months at the rate of 16,666 per month during the first 24 months, commencing on August 1, 2010 and then vest at the rate of 23,333 per month during the second 24 months.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2010.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	960,000	$0.25	400,000
Equity compensation plans not approved by security holders	-	-	-
Total	960,000	$0.25	400,000

(1)

Reflects our 2010 Stock Incentive Plan for the benefit of our directors, officers, employees and consultants. We initially reserved 1,360,000 shares of common stock for such persons pursuant to that plan.

Director Compensation

We paid no compensation to our non-employee directors in 2010.

Voting Securities and Principal Holders Thereof

As of the Record Date, we had outstanding 13,840,000 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and Delaware General Corporation Law, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Stockholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature Of Beneficial Ownership(2)		% of Class Owned (3)(4)

Semyon Dukach	13,440,000		97.11%
Public Financial Services, LLC	800,000	(5)	5.78%

(1)

In care of our Company at 95 Fulkerson Street Cambridge, Massachusetts 02141.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 13,840,000 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Stock Incentive Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of a warrant to purchase up to 800,000 shares of common stock exercisable within 60 days from the date hereof.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group:

Security Ownership of Management

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		% of Class Owned (3)(4)

Semyon Dukach, Chief Executive Officer and Director	13,440,000		97.11%

Richard Harrison President and Chief Operating Officer	187,326	(5)	1.35%

William Heath Morrison Vice President of Engineering	0		*

Vadim Yasinovsky Director	20,000		*

Matt Mankins Director	2,000		*

Brad Harkavy Director	6,000	(6)	*

John (Rens) Troost Director	8,000	(7)	*

Directors and Officers as a Group (7 Persons)	13,663,326		98.72%

* Less than 1%.

(1)

In care of our Company at 95 Fulkerson Street Cambridge, Massachusetts 02141.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 13,840,000 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Stock Incentive Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of 4,000 shares of common stock held by Mr. Harrison’s spouse and an option held by Mr. Harrison to purchase up to 183,326 shares of common stock exercisable within 60 days from the date hereof.

(6)

Consists of 6,000 shares of common stock held by Mr. Harkavy’s spouse. Mr. Harkavy disclaims beneficial ownership of these securities.

(7)

Consists of 8,000 shares of common stock held by Mr. Troost’s spouse. Mr. Troost disclaims beneficial ownership of these securities.

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are five nominees, all of whom currently serve on our Board of Directors.

Nominees

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Position(s) with the Company	Year First Elected Director
Semyon Dukach	Chairman of the Board, Chief Executive Officer, Principal Accounting Officer, Secretary	2002
Vadim Yasinovsky	Director	2010
Matt Mankins	Director	2010
Brad Harkavy	Director	2010
Rens Troost	Director	2010

Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Consenting Stockholder will vote for any nominee who is designated by the current Board of Directors to fill the vacancy.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

PROPOSAL TWO

AMENDMENT OF OUR COMPANY’S 2010 STOCK INCENTIVE PLAN TO

INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE

FOR ISSUANCE UNDER THE PLAN FROM 1,360,000 TO 2,500,000

Purpose of the Proposal

The Board of Directors of the Company has approved and is recommending to stockholders of the Company an amendment to our Company’s 2010 Stock Incentive Plan (the “Plan”) to amend paragraph 4 of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,360,000 to 2,500,000 so that a sufficient amount of awards are available for issuance in the future.

The Board of Directors approved the Plan and subsequently, the Plan’s amendment, to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants. Our Board of Directors believes that the increase in the number of common shares available for issuance under the Plan is necessary to continue to offer stock-based compensation programs that will allow our Company to retain current key employees and to attract new employees critical to the growth and success of our Company.

Summary of the Plan

The principal terms and provisions of the Plan, as amended (the “Amended Plan”), are summarized below. As a summary, the description below is not a complete description of all the terms of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan.

Types Of Awards.  Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and stock purchase rights may be granted under the Amended Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a stockholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Administration. The Amended Plan is administered by either the Board of Directors of the Company or a Stock Plan Committee (“Committee”) appointed by the Board of Directors.

Eligibility. Awards under the Amended Plan may only be made as follows: ISOs may be granted to any employee of the Company.  Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, stock grants and authorizations to make stock purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company  .

Number of Shares. The aggregate number of shares that may be issued pursuant to the Amended Plan is 2,500,000, subject to adjustment as described below.

Adjustments. In the event of a subdivision of the outstanding common stock, a declaration of a dividend payable in shares of common stock, a combination or consolidation of the outstanding common stock into a lesser number of shares of common stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Amended Plan.

Transferability. No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other awards under the Amended Plan shall be freely transferable subject to certain limitations imposed by the Amended Plan, when applicable.

Termination Of Service. Each option shall set forth the extent to which the optionee shall have the right to exercise their option following termination of the optionee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board of Directors or Committee, and need not be uniform among all options issued pursuant to the Amended Plan. Notwithstanding the foregoing, and to the extent required by applicable law, each option shall provide that the optionee shall have the right to exercise the vested portion of any option held at termination for at least ninety (90) days following termination of employment with the Company for any reason, and that the optionee shall have the right to exercise the option for at least twelve (12) months if the optionee’s employment terminates due to death or disability.

Amendment and Termination. The Plan became effective on June 15, 2010, the date of its adoption by the Board of Directors, and was approved by the holders of a majority of the outstanding shares of common stock of the Company on November 23, 2010. Unless sooner terminated pursuant to the terms of the Amended Plan, the Amended Plan will terminate on June 14, 2020. The Board of Directors may terminate or amend the Amended Plan at any time except that the holders of a majority of the outstanding shares of common stock must approve certain amendments.  Except as provided for in the Amended Plan, the Board of Directors or stockholders cannot alter or impair the rights of an optionee, without his consent, under any award previously granted to him under the Amended Plan.

 Tax Aspects of the Plan

Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Amended Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted or at the time the ISO is exercised. If a grantee disposes of the shares acquired on exercise of an ISO after two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold were sold more than one year or up to and through one year respectively, after the ISO was exercised. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

Awards Under the Plan

The following table sets forth, as of the Record Date, information regarding the benefits or amounts that will be received by or allocated to each of the following under the Amended Plan:

Name and Position	Dollar Value ($)	Number of Units
Semyon Dukach, Chief Executive Officer and Director	0	0
Richard Harrison President and Chief Operating Officer	$150,366	960,000	(1)
William Heath Morrison Vice President of Engineering	$15,838	100,000	(2)
Executive Group	$166,174	1,060,000	(3)
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	$7,840	55,000	(4)

____________________________

1.

Consists of an option to purchase up to 960,000 shares of common stock at the purchase price of $0.25 per share.

2.

Consists of an option to purchase up to 100,000 shares of common stock at the purchase price of $0.25 per share.

3.

Consists of options to purchase up to 1,060,000 shares of common stock at the purchase price of $0.25 per share.

4.

Consists of options to purchase up to 284,000 shares of common stock at the purchase price of $0.25 per share.

Copy of Plan and Amendment

A complete copy of the Plan is attached as Exhibit 10.1 to our Registration Statement on Form S-1 filed with the SEC on December 2, 2010.  A copy of the proposed amendment to the Plan is attached hereto as Appendix A.

 Vote Required

The vote required to approve the proposed amendment of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,360,000 to 2,500,000, is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” approval of the amendment to the 2010 Stock Incentive Plan.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2010

We are asking stockholders to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. McConnell & Jones, LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2010.   Representatives of McConnell & Jones, LLP will not be present at the Annual Meeting.

The aggregate fees billed for professional services by McConnell & Jones, LLP in 2010 were as follows:

2010

Audit Fees	$17,500
Audit-Related Fees	$26,600
Tax Fees	$-
All Other Fees	$-
Total	$44,100

Audit Fees are the fees billed for the last fiscal year for professional services rendered by McConnell & Jones, LLP for the audit of our annual financial statements

Audit-Related Fees are the aggregate fees billed in the last fiscal year for assurance and related services by McConnell & Jones, LLP that are reasonably related to the performance of the audit or review of our financial statements. The services comprising the fees disclosed under this category are in connection with the Company’s filing of their S-1 Registration Statement and audit of prior years private company financial statements included in such Registration Statement.

Tax Fees. We paid no tax fees to McConnell & Jones, LLP and they rendered no tax services.

All Other Fees are the aggregate fees billed for services provided by McConnell & Jones, LLP, other than the services reported in the above categories. There were none.

Audit Committee Pre-Approval Policies.

The Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by McConnell & Jones, LLP. All the services performed by McConnell & Jones, LLP that are described above were pre-approved by the Company’s audit committee.

None of the hours expended on McConnell & Jones, LLP‘s engagement to audit the Company’s financial statements for the years ended December 31, 2010 were attributed to work performed by persons other than McConnell & Jones, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

To be considered for inclusion in our Proxy Statement relating to the 2012 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than December 31, 2011 which is 120 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2011 Stockholders Meeting.  Such proposals should be delivered to our Company at our principal executive offices at 95 Fulkerson Street, Cambridge, Massachusetts 02141. To be considered for inclusion in our Proxy Statement relating to the 2012 Annual Meeting of Stockholders outside of Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be made in accordance with our bylaws and must be received no later than January 29, 2012, which is 90 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2011 Stockholders Meeting.  Such proposals should be delivered to our Company at our principal executive offices at 95 Fulkerson Street, Cambridge, Massachusetts 02141. A copy of the full text of our bylaws is available to stockholders upon written request to our principal executive offices.

OTHER BUSINESS

Neither the Board nor management is aware of any matters to be presented at the Annual Meeting other than those referred to in the Notice of Annual Meeting and this Information Statement.

By Order of the Board of Directors,

/s/ Semyon Dukach

Chief Executive Officer

Cambridge, Massachusetts

April 29, 2011

Appendix A

AMENDMENT No. 1

TO

SMTP, INC.  2010 STOCK INCENTIVE PLAN

The SMTP, Inc. 2010 Stock Incentive Plan (the “Plan”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1.

Paragraph 4 of the Plan shall be deleted in its entirety and replaced with the following:

4. Stock.   The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, no par value (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares that may be issued pursuant to the Plan is 2,500,000, subject to adjustment as provided in paragraph 13.  Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

2.

All other provisions of the Plan remain in full force and effect, other than any provision that conflicts with the terms and spirit of this amendment.

Adopted by the Board of Directors on April 28, 2011.

Adopted by the Shareholders on May _____, 2011.